Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 23, 2014

among

GULFPORT ENERGY CORPORATION,

as Borrower,

THE BANK OF NOVA SCOTIA,

as Administrative Agent

and

The Lenders Party Hereto

THE BANK OF NOVA SCOTIA,

as Sole Lead Arranger and Sole Bookrunner

AMEGY BANK NATIONAL ASSOCIATION,

as Syndication Agent

KEYBANK NATIONAL ASSOCIATION,

as Documentation Agent

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into effective as of April 23, 2014, among GULFPORT ENERGY CORPORATION, a Delaware corporation (“Borrower”), THE BANK OF NOVA SCOTIA, as Administrative Agent (“Administrative Agent”) and L/C Issuer, the financial institutions defined below as the Existing Lenders and as the Exiting Lender, and BARCLAYS BANK PLC, and WELLS FARGO BANK, N.A., as new Lenders (“New Lenders”).

R E C I T A L S

A. Borrower, the financial institutions signing as Lenders thereto, Administrative Agent and the other agents party thereto are parties to an Amended and Restated Credit Agreement dated as of December 27, 2013 (the “Original Credit Agreement”).

B. As of the date hereof, the Existing Lenders and the Exiting Lender own 100% of the Loans.

C. The parties desire to amend the Original Credit Agreement as hereinafter provided.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Same Terms. All terms used herein that are defined in the Original Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Original Credit Agreement, as amended by this Amendment, as the same may hereafter be amended from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as amended by the Modification Papers, as the same may hereafter be amended from time to time. In addition, the following terms have the meanings set forth below:

“Effective Date” means the date on which the conditions specified in Section 2 below are satisfied (or waived in writing by the Administrative Agent).

“Existing Lenders” means the Bank of Nova Scotia, Amegy Bank National Association, KeyBank National Association, Credit Suisse AG, Cayman Islands Branch, IberiaBank, and Associated Bank, N.A.

“Exiting Lender” means Deutsche Bank AG New York Branch.

“Fourth Amendment to Louisiana Mortgage” means the amendment to the Oil and Gas Mortgages filed in Louisiana in the form attached hereto as Exhibit A.

“Modification Papers” means this Amendment, the Fourth Amendment to Louisiana Mortgage, the Second Amendment to Limited Liability Company Interests Security Agreement, Second Amendment to Pledge Agreement, Second Amendment to Security Agreement, Second Amendment to Subsidiary Security Agreement, Third Amendment to Pledge Agreement, and all of the other documents and agreements executed in connection with the transactions contemplated by this Amendment.

“New Lenders” has the meaning specified in the opening paragraph.

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“New Notes” has the meaning set forth in Section 8 below.

“No Material Adverse Change Certificate” has the meaning set forth in Section 2F.

“Second Amendment to Limited Liability Company Interests Security Agreement” means the amendment to the Limited Liability Company Interests Security Agreement in the form attached hereto as Exhibit B.

“Second Amendment to Pledge Agreement” means the amendment to the Pledge Agreement in the form attached hereto as Exhibit C.

“Second Amendment to Security Agreement” means the amendment to the Security Agreement in the form attached hereto as Exhibit D.

“Second Amendment to Subsidiary Security Agreement” means the amendment to the Subsidiary Security Agreement in the form attached hereto as Exhibit E.

“Third Amendment to Pledge Agreement” means the amendment to the Subsidiary Pledge Agreement in the form attached hereto as Exhibit F.

2. Conditions Precedent. The obligations and agreements of the Lenders as set forth in this Amendment are subject to the satisfaction, unless waived in writing by Administrative Agent, of each of the following conditions (and upon such satisfaction, this Amendment shall be deemed to be effective as of the Effective Date):

A. Upfront Fee. Borrower shall have paid to Administrative Agent, for the accounts of the Existing Lenders and New Lenders, an upfront fee in the amounts agreed to with Borrower.

B. First Amendment to Credit Agreement. This Amendment shall have been duly executed and delivered by each of the parties hereto.

C. Notes. Borrower shall have executed and delivered the New Notes to the New Lenders.

D. Other Modification Papers. Borrower shall have delivered to Administrative Agent executed counterparts to the Fourth Amendment to Louisiana Mortgage, the Second Amendment to Limited Liability Company Interests Security Agreement, Second Amendment to Pledge Agreement, Second Amendment to Security Agreement, Second Amendment to Subsidiary Security Agreement, and Third Amendment to Pledge Agreement.

E. Fees and Expenses. Administrative Agent shall have received payment of all out-of-pocket fees and expenses (including reasonable attorneys’ fees and expenses) incurred by Administrative Agent in connection with the preparation, negotiation and execution of the Modification Papers.

F. Representations and Warranties. Administrative Agent shall have received a certificate (the “No Material Adverse Change Certificate”) to the effect that all representations and warranties contained herein or in the other Modification Papers or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such materiality standard) with the same force and effect as though such representations and warranties have been made on and as of the Effective Date, or if made as of a specific date, as of such date.

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3. Amendments to Original Credit Agreement. On the Effective Date, the Original Credit Agreement shall be deemed to be amended as follows:

(a) The definition of L/C Sublimit set forth in Section 1.01 of the Original Credit Agreement shall be deemed to be amended to read in its entirety as follows:

“‘L/C Sublimit’ means an amount equal to $70,000,000. The L/C Sublimit is part of, and not in addition to, the Aggregate Commitments.”

(b) Schedule 1.01 of the Original Credit Agreement shall be replaced with Schedule 1.01 attached to this Amendment.

(c) Schedule 2.01 of the Original Credit Agreement shall be replaced with Schedule 2.01 attached to this Amendment.

(d) Schedule 6.06 of the Original Credit Agreement shall be replaced with Schedule 6.06 attached to this Amendment.

4. Temporary Waiver of Hedging Requirement. Subject to the satisfaction of the conditions precedent set forth in Section 2, the undersigned Lenders hereby waive the Borrower’s compliance with Section 8.09 of the Original Credit Agreement until July 1, 2014.

5. Increase of Borrowing Base. The Borrowing Base is hereby increased from $150,000,000 to $275,000,000. The Borrowing Base shall remain at this amount until next redetermined in accordance with Article IV of the Original Credit Agreement.

6. Adjustment of Applicable Percentages of Lenders. The New Lenders have become Lenders upon their execution of this Amendment, and on the Effective Date, the New Lenders shall assume all rights and obligations of a Lender under the Original Credit Agreement, as amended hereby. The Administrative Agent, the Lenders and the Borrower hereby consent to each New Lender’s acquisition of an interest in the Aggregate Commitments and its Applicable Percentage. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Commitments and Applicable Percentages as set forth on Schedule 2.01, and the Administrative Agent and the Borrower hereby consent to such reallocation. The Administrative Agent, the Lenders and the Borrower hereby waive (a) any requirement that an Assignment and Assumption or any other documentation be executed in connection with such reallocation, and (b) the payment of any processing and recordation fee to the Administrative Agent. Notwithstanding the foregoing, the reallocation of the Commitments and Applicable Percentages among the Lenders shall be deemed to have been consummated pursuant to the terms of an Assignment and Assumption attached as Exhibit D to the Original Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such reallocation. On the Effective Date, the Commitment and Applicable Percentage of each Lender shall be as set forth on Schedule 2.01 attached to this Amendment.

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7. Concerning the New Lenders and the Exiting Lender.

(a) In connection herewith, each of the Existing Lenders and the Exiting Lender irrevocably sells and assigns to each New Lender, and each New Lender, severally and not jointly, hereby irrevocably purchases and assumes from the Existing Lenders and the Exiting Lender, as of the Effective Date, so much of each Existing Lender’s and the Exiting Lender’s Commitment, outstanding Loans and participations in Letters of Credit, and rights and obligations in its capacity as a Lender under the Original Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any guaranties and, to the extent permitted to be assigned under applicable law, all claims (including without limitation contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity), suits, causes of action and any other right of any Existing Lender or the Exiting Lender against any Person, whether known or unknown, arising under or in connection with the Original Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby), such that each Existing Lender’s and each New Lender’s Commitment, Applicable Percentage of the outstanding Loans and participations in Letters of Credit, and rights and obligations as a Lender shall be equal to its Applicable Percentage and Commitment set forth on Schedule 2.01 to this Amendment, and the Exiting Lender shall have no Commitment or Applicable Percentage. The Exiting Lender and each Existing Lender agree that the provisions of the form of Assignment and Assumption attached as Exhibit D to the Credit Agreement shall apply to it as applicable depending on whether it is the assignee or assignor of such “Commitments” as applicable. Each party hereto agrees to execute an Assignment and Assumption or related ancillary documentation to give effect to the foregoing if requested by the Administrative Agent. Further, on the Effective Date, the Exiting Lender is released of its “Commitment” under the Credit Agreement.

(b) Upon the Effective Date, all Loans and participations in Letters of Credit of the Existing Lenders and the Exiting Lender outstanding immediately prior to the Effective Date shall be, and hereby are, restructured, rearranged, renewed, extended and continued as provided in this Amendment and shall continue as Loans and participations in Letters of Credit of each Existing Lender and each New Lender under the Original Credit Agreement, as amended by the Modification Papers (as so amended, the “Credit Agreement”).

(c) Each New Lender represents and warrants to the Administrative Agent as follows:

(i) it has received a copy of the Original Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;

(ii) it has, independently and without reliance upon any Lender or any related party of the Administrative Agent or any Lender (an “Agent-Related Person”) and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated by the Credit Agreement, and made its own decision to enter into the Credit Agreement and to extend credit to the Borrower and the other Loan Parties under the Credit Agreement;

(iii) it will, independently and without reliance upon any Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, and other condition and creditworthiness of the Borrower and the other Loan Parties.

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(d) Each New Lender acknowledges as follows:

(i) no Lender or Agent-Related Person has made any representation or warranty to it, and no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Lender or any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession;

(ii) except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent pursuant to the Original Credit Agreement, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person; and

(iii) on the Effective Date, subject to the satisfaction of the conditions to effectiveness set forth in Section 2 of this Amendment, it shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Original Credit Agreement and the other Loan Documents, each as amended by the Modification Papers, as if it were an original Lender signatory thereto.

(e) On the Effective Date, each New Lender agrees to be bound by the terms and conditions set forth in the Original Credit Agreement and the other Loan Documents, each as amended by the Modification Papers, applicable to the Lenders as if it were an original Lender signatory thereto (and expressly makes the appointment set forth in, and agrees to the obligations imposed under, Article X of the Original Credit Agreement).

8. New Notes. The New Lenders have become Lenders upon their execution of this Amendment, and, on the Effective Date, the maximum Commitments of all Lenders are now set forth on Schedule 2.01 to this Amendment. Accordingly, on the Effective Date, Borrower shall issue Notes (“New Notes”) in the form of Exhibit B attached to the Original Credit Agreement to the New Lenders.

9. Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute the Modification Papers to which it is a party and such Modification Papers constitute the legal, valid and binding obligation of Borrower enforceable in accordance with their terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally; and (b) no authorization, approval, consent or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery and performance by Borrower thereof. In addition, Borrower represents that after giving effect to this Amendment, all representations and warranties contained in the Original Credit Agreement and the other Loan Documents are true and correct in all material respects (provided that any such representations or warranties that are, by their terms, already qualified by reference to materiality shall be true and correct without regard to such materiality standard) on and as of the Effective Date as if made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (or true and correct without regard to such materiality standard, as applicable) as of such earlier date.

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10. No Further Amendments. Except as previously amended or waived in writing or as amended hereby, the Original Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.

11. Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms, and Borrower waives any defense, offset, counterclaim or recoupment with respect thereto. Borrower, Administrative Agent, L/C Issuer and each Lender do hereby adopt, ratify and confirm the Original Credit Agreement, as amended hereby, and acknowledge and agree that the Original Credit Agreement, as amended hereby, is and remains in full force and effect. Borrower acknowledges and agrees that its liabilities and obligations under the Original Credit Agreement, as amended hereby, and under the other Loan Documents, are not impaired in any respect by this Amendment. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

12. Limitation on Agreements. The consents, waivers and modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Original Credit Agreement or any of the other Loan Documents, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Original Credit Agreement and the other Loan Documents, each as amended hereby, or any of the other documents referred to herein or therein. The Modification Papers shall constitute Loan Documents for all purposes.

13. Confirmation of Security. Borrower hereby confirms and agrees that all of the Collateral Documents that presently secure the Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Obligations as described in the Original Credit Agreement as modified by this Amendment.

14. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

15. Incorporation of Certain Provisions by Reference. The provisions of Section 11.15. of the Original Credit Agreement captioned “Governing Law, Jurisdiction; Etc.” and Section 11.16. of the Original Credit Agreement captioned “Waiver of Right to Trial by Jury” are incorporated herein by reference for all purposes.

16. Entirety, Etc. This Amendment, the other Modification Papers and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT, THE OTHER MODIFICATION PAPERS AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[This space is left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date and year first above written.

BORROWER

GULFPORT ENERGY CORPORATION

By:	/s/ Michael G. Moore
Name: Michael G. Moore
Title: Interim Chief Executive Officer,
President and Chief Financial Officer

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

ADMINISTRATIVE AGENT

THE BANK OF NOVA SCOTIA, as Administrative Agent and L/C Issuer

By:	/s/ Jay Salitza
	Name:	Jay Salitza
	Title:	Director

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Jay Salitza
	Name:	Jay Salitza
	Title:	Director

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Jill McSorley
	Name:	Jill McSorley
	Title:	Senior Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

KEYBANK NATIONAL ASSOCIATION

By:	/s/ John Dravenstott
	Name:	John Dravenstott
	Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

CREDIT SUISSE AG,

Cayman Islands Branch

By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

By:	/s/ Samuel Miller
	Name:	Samuel Miller
	Title:	Authorized Signatory

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IBERIABANK

By:	/s/ Moni Collins
	Name:	Moni Collins
	Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

ASSOCIATED BANK, N.A.

By:	/s/ Farhan Iqbal
	Name:	Farhan Iqbal
	Title:	Senior Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

WELLS FARGO BANK, N.A.

By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Director

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

BARCLAYS BANK PLC, as New Lender

By:	/s/ Noam Azachi
	Name:	Noam Azachi
	Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as an Exiting Lender, solely with respect to Section 7

By:	/s/ Michael Getz
	Name:	Michael Getz
	Title:	Vice President

By:	/s/ Michael Shannon
	Name:	Michael Shannon
	Title:	Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

SCHEDULE 1.01

Designated Investment Entities

(all information as of December 31, 2013)

Name	Number of Shares or Percentage Ownership	Principal Business Activity
Bison Drilling and Field Services LLC	40%	Owns and operates drilling rigs.

Blackhawk Midstream LLC	50%	Coordinates gathering, compression, processing and marketing activities for the Company in connection with the development of its Utica Shale acreage.

Diamondback Energy, Inc.	3,379,500 shares	Focuses on the acquisition, development, exploration and exploitation of unconventional, onshore oil and natural gas reserves in the Permian Basin in West Texas.

Grizzly Oil Sands ULC	24.9999%	Owns leasehold interests in the oil sands regions of Alberta, Canada and is engaged in the development and production of such leasehold interests.

Muskie Proppant LLC	25%	Owns rights in a lease covering land in Wisconsin for mining oil and natural gas fracture grade sand.

Stingray Cementing LLC	50%	Provides well cementing services.

Stingray Energy Services LLC	50%	Provides rental tools for land-based oil and natural gas drilling, completion and workover activities as well as the transfer of fresh water to wellsites.

Stingray Logistics LLC	50%	Provides well services.

Stingray Pressure Pumping LLC	50%	Provides well completion services.

Tatex Thailand II, LLC	23.5%	Owns interests in APICO, LLC, an international oil and gas exploration company.

Tatex Thailand III, LLC	17.9%	Owns a concession in Southeast Asia.

Timber Wolf Terminals LLC	50%	Formed to operate a crude/condensate terminal and a sand transloading facility in Ohio.

Windsor Midstream LLC	22.5%	Owns interest in MidMar Gas LLC, a gas processing plant in West Texas.

SCHEDULE 1.01 – Page Solo

SCHEDULE 2.01

Commitments

and Applicable Percentages

Lender	Applicable Percentage	Commitment
The Bank of Nova Scotia	17.27272727%	$47,500,000
Amegy Bank National Association	15.45454545%	$42,500,000
KeyBank National Association	14.54545455%	$40,000,000
Credit Suisse AG, Cayman Islands Branch	14.54545455%	$40,000,000
IberiaBank	10.00000000%	$27,500,000
Associated Bank, N.A.	10.00000000%	$27,500,000
Wells Fargo Bank, N.A.	9.09090909%	$25,000,000
Barclays Bank PLC	9.09090909%	$25,000,000
TOTAL:	100.00000000%	$275,000,000

Maximum Facility Amount: $1,500,000,000

SCHEDULE 2.01 – Page Solo

SCHEDULE 6.06

Litigation

Severance Taxes

The Louisiana Department of Revenue (the “LDR”), is disputing Borrower’s severance tax payments to the State of Louisiana from the sale of oil under fixed price contracts during the years 2005 to 2007. The LDR maintains that Borrower paid approximately $1.8 million less in severance taxes under fixed price terms than the severance taxes it would have had to pay had it paid severance taxes on the oil at the contracted market rates only. Borrower has denied any liability to the LDR for underpayment of severance taxes and has maintained that it was entitled to enter into the fixed price contracts with unrelated third parties and to pay severance taxes based upon the proceeds received under those contracts. Borrower has maintained its right to contest any final assessment or suit for collection if brought by the State of Louisiana. On April 20, 2009, the LDR filed a lawsuit in the 15th Judicial District Court, Lafayette Parish, Louisiana against Borrower seeking $2.3 million in severance taxes, plus interest and court costs. Borrower filed a response denying any liability to the LDR for underpayment of severance taxes and is defending itself in the lawsuit. The LDR has taken no further action on this lawsuit since filing its petition other than propounding discovery requests to which Borrower has responded. The Borrower served discovery requests on the LDR and received the LDR’s responses in 2012. The Borrower is currently engaged in settlement discussion with LDR on this case, however no settlement has yet been reached.

In December 2010, the LDR filed two identical lawsuits against Borrower in different venues to recover allegedly underpaid severance taxes on crude oil for the period January 1, 2007 through December 31, 2010, together with a claim for attorney’s fees. The petitions do not make any specific claim for damages or unpaid taxes. As with the first lawsuit filed by the LDR in 2009, Borrower denies all liability and will vigorously defend the lawsuit. The cases are in the early stages, and Borrower has not yet filed a response to the recent lawsuits. The LDR filed motions to stay the lawsuits before Borrower filed any responsive pleadings. Although there had been no activity on either of these lawsuits for a significant period of time, the LDR recently moved to dismiss one of the identical lawsuits it filed in the 19th Judicial District Court in 2010, amended the petition it filed in the 15th Judicial District Court in 2010, and served discovery requests on Borrower. The LDR asserts that Borrower underpaid severance taxes by nearly $12 million from 2007 to 2010. The LDR also asserts that Borrower owes an additional $4.4 million and may be subject to additional penalties. In 2014, the LDR asserted that Gulfport owes additional severance taxes in connection with the cash settlements it received to terminate forward sales contracts. The LDR’s claims are still in their infancy and there has been no formal discovery. Borrower maintains that the LDR’s claims are not well-grounded in fact or law and intends to aggressively defend the lawsuits. The Borrower is currently engaged in settlement discussion with LDR on this case, however no settlement has yet been reached.

Other Litigation

On July 30, 2010, six individuals and one limited liability company sued 15 oil and gas companies in Cameron Parish, Louisiana for surface contamination in areas where the defendants operated in an action entitled Reeds et al. v. BP American Production Company et al., 38th Judicial District. No. 10-18714. The plaintiffs’ original petition for damages, which did not name Borrower as a defendant, alleges that the plaintiffs’ property located in Cameron Parish, Louisiana, within the Hackberry oil field, is contaminated as a result of historic oil and gas exploration and production activities. The plaintiffs allege that the defendants conducted, directed and participated in various oil and gas exploration

SCHEDULE 6.06 – Page Solo

and production activities on their property which allegedly have contaminated or otherwise caused damage to the property, and have sued the defendants for alleged breaches of oil, gas and mineral leases, as well as for alleged negligence, trespass, failure to warn, strict liability, punitive damages, lease liability, contract liability, unjust enrichment, restoration damages, assessment and response costs and stigma damages. On December 7, 2010, Borrower was served with a copy of the plaintiffs’ first supplemental and amending petition which added four additional plaintiffs and six additional defendants, including Borrower, bringing the total number of defendants to twenty one. It also increased the total acreage at issue in this litigation from 240 acres to approximately 1,700 acres. In addition to the damages sought in the original petition, the plaintiffs now also seek: damages sufficient to cover the cost of conducting a comprehensive environmental assessment of all present and yet unidentified pollution and contamination of their property; the cost to restore the property to its pre-polluted original condition; damages for mental anguish and annoyance, discomfort and inconvenience caused by the nuisance created by defendants; land loss and subsidence damages and the cost of backfilling canals and other excavations; damages for loss of use of land and lost profits and income; attorney fees and expenses and damages for evaluation and remediation of any contamination that threatens groundwater. In addition to Borrower, current defendants include ExxonMobil Oil Corporation, Mobil Exploration & Producing North America Inc., Chevron U.S.A. Inc., The Superior Oil Company, Union Oil Company of California, BP America Production Company, Tempest Oil Company, Inc., ConocoPhillips Company, Continental Oil Company, WM. T. Burton Industries, Inc., Freeport Sulphur Company, Eagle Petroleum Company, U.S. Oil of Louisiana, M&S Oil Company, and Empire Land Corporation, Inc. of Delaware. On January 21, 2011, Borrower filed a pleading challenging the legal sufficiency of the petitions on several grounds and requesting that they either be dismissed or that plaintiffs be required to amend such petitions. In response to the pleadings filed by Borrower and similar pleadings filed by other defendants, the plaintiffs filed a third amending petition with exhibits which expands the description of the property at issue, attaches numerous aerial photos and identifies the mineral leases at issue. In response, Borrower and numerous defendants re-urged their pleadings challenging the legal sufficiency of the petitions. Some of the defendants’ grounds for challenging the plaintiffs’ petitions were heard by the court on May 25, 2011 and were denied. The court signed the written judgment on December 9, 2011. Borrower noticed its intent to seek supervisory review on December 19, 2011, and the trial court fixed a return date of January 11, 2012 for the filing of the writ application. Borrower filed its supervisory writ, which was denied by the Louisiana Third Circuit Court of Appeal and the Louisiana Supreme Court. Borrower has been active in serving discovery requests and responding to discovery requests from the plaintiffs. The parties engaged in a non-binding mediation in July 2013 to discuss settlement and settlement discussions are on-going. In 2014, the Borrower and the plaintiffs have had settlement discussions focused on the Borrower’s payment of approximately $18 million plus the cost of state required remediation, which is currently estimated to be between $4 and $5 million and payable over a period of time. This settlement has not yet been formalized, and there can be no assurance that a settlement will be reached on these or other terms.

SCHEDULE 6.06 – Page Solo